Rule 497(e)
                                                       Registration No. 33-75340

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                       GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

                                         Supplement Dated March 10, 1998 to
                                         Prospectus Dated: April 28, 1997



         THE FOLLOWING INFORMATION UPDATES THE PERTINENT DISCLOSURE FOUND UNDER THE HEADING "THE FUND'S MANAGEMENT" ON PAGES 22 AND 23 OF THE PROSPECTUS AND THE SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 16, 1998, CONCERNING THE GUINNESS FLIGHT ASIA SMALL CAP FUND AND THE GUINNESS FLIGHT CHINA & HONG KONG FUND:

                  The Guinness Flight Asia Small Cap Fund is no longer managed by Nerissa Lee. The Asia Small Cap Fund is now co-managed by Robert Conlon and Agnes Chow.

                  The following are biographies of Mr. Conlon and Ms. Chow:

                  ROBERT CONLON -- Mr. Conlon joined Guinness Flight Hambro's Hong Kong investment team in 1998 as a Fund Manager. Prior to joining Guinness Flight Hambro, Mr. Conlon had over 10 years of investment management experience with Ivory & Sime, including the last four years as Senior Investment Manager in their Hong Kong office. In this capacity, Mr. Conlon was a senior member of a team that managed a number of portfolios, including a sizable investment trust in the Pacific region. Prior to becoming Senior Investment Manager, Mr. Conlon managed portfolios that invested in smaller U.S. companies. Mr. Conlon graduated from Edinburgh University with First Class Honours in Mathematical Physics. In addition to serving as co-manager of the Asia Small Cap Fund, Mr. Conlon will serve as chief investment officer for Guinness Flight Hambro Asia.

                  AGNES CHOW -- Ms. Chow joined Hambro Pacific Fund Management, now Guinness Flight Hambro, in 1995 as a Fund Manager. Prior to joining Guinness Flight Hambro, she worked as an Assistant Fund Manager at Dao Heng Fund Management from November 1994 to August 1995. Ms. Chow began her career in 1991 as a Credit
                  Analyst with Sun Hung Kai Securities. In 1993, she was promoted to Investment Analyst and then in 1994 to Assistant Fund Manager responsible for managing just over $100 million in Asia ex-Japan equities. Ms. Chow serves as the co-manager of the Asia Small Cap Fund.

                  Edmund Harriss is now a member of the three-person team managing the Guinness Flight China & Hong Kong Fund. In the spring of 1998, Mr. Harriss is transferring to Guinness Flight's Hong Kong office, where he will continue assisting with the management of the China & Hong Kong Fund.

                  The following is a biography of Mr. Harriss:

                  EDMUND HARRISS -- Mr. Harriss joined Guinness Flight's London headquarters in July 1993 as a Marketing Executive and transferred to the Far East Desk in 1994. He has assisted Richard Farrell and Lynda Johnstone with the management of the China & Hong Kong Fund since November, 1994. From 1991 to 1993, he was the Assistant to the Managing Director at a computer software company, PP Systems Ltd. of Salisbury, England. During the same time period, Mr. Harriss was also an independent salesman. Mr. Harriss received a Master's of Philosophy in Management Studies from Oxford University in 1991. In 1989, he received a Bachelor's of Arts with Honors in History from the University of York in York, England. Mr. Harriss is an Associate Member of the Institute of Management & Research. Mr. Harriss serves as one of the managers of the China & Hong Kong Fund.

THE FOLLOWING TEXT IS ADDED TO THE FIRST FULL PARAGRAPH UNDER THE HEADING "HOW TO PURCHASE SHARES" ON PAGE 25 OF THE PROSPECTUS:

                  The Funds may, in their sole discretion, cease taking purchase orders prior to the close of trading on the New York Stock Exchange on any day when the Investment Adviser determines that such action is in the best interests of the existing shareholders.